MFS LOGO(R)
INVESTMENT MANAGEMENT

MFS(R) STRATEGIC
INCOME FUND

ANNUAL REPORT o OCTOBER 31, 2002

--------------------------------------------------------------------------------
YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 41 for details.
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

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  7
Portfolio of Investments .................................................. 12
Financial Statements .....................................................  22
Notes to Financial Statements ............................................  29
Independent Auditors' Report .............................................. 39
Trustees and Officers ..................................................... 43

MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

     o    information we receive from you on applications or other forms

     o information about your transactions with us, our affiliates, or others, and

     o    information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1)MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.

--------------------------------------------------------------------------------
  NOT FDIC INSURED             MAY LOSE VALE                  NO BANK GARANTEE
  NOT A DEPOSIT                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
As I write this in mid-November, the Dow Jones Industrial Average has just recorded its second-best October ever(1) -- a hopeful sign in what has been a bad year for investors in stocks and corporate bonds. Other types of bonds that have had a great run so far in 2002 have demonstrated the value of diversification. In our view, signals on the future direction of the economy and the market remain decidedly mixed.

A RELAY RACE
In mid-November, we could describe the state of the U.S. economy as a relay race against time involving two runners: the consumer, whose spending has fueled the beginning of a recovery, and corporate spending, which has yet to contribute much to the recovery. The hope is that corporate spending kicks in so that the consumer can pass the baton before running out of steam. But at this point, the near-term direction of consumer spending or corporate spending and profits is difficult to predict. The result is that the economy seems to us to be in a holding pattern as we wait for clear signs that things are improving.

REASONS FOR OPTIMISM
Optimists would point out that wages, according to the U.S. Labor Department, have been rising over the past year. This, in combination with historically low interest rates and inflation, may enable the consumer to keep spending. Perhaps the next good signal of consumer sentiment will be the level of retail sales over the holiday season -- which should become clear about the time this letter reaches your mailbox.

In the corporate arena, our research indicates that business spending overall has at least stopped falling and that corporate earnings and spending could trend upward in 2003. A hopeful sign is that business spending in the third quarter of 2002 eked out its first increase in two years, according to a preliminary report from the U.S. Commerce Department.

Pessimists, however, would counter that the outlook for corporate profits remains very murky, that corporations could resort to further layoffs if profits languish, and that the situation with Iraq adds to market uncertainty. They would also point out that consumer confidence dropped to a nine-year low in October, according to the Conference Board. (Optimists, however, would question the value of confidence readings that have dropped while consumer spending has remained strong.)

STAYING THE COURSE
With the economy in a holding pattern and markets extremely volatile, we think it's important to remember the familiar investment strategies that we believe apply in any market: Think long term. Be diversified. See crises as opportunities. That's how we'd describe our approach to this volatile environment -- which we think plays to our strength as research-based, bottom-up, long-term investors. We would also point out that history has shown that the market and the economy have been cyclical; downturns have usually been followed by upturns.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames

Jeffrey L. Shames
Chairman
MFS Investment Management(R)

November 15, 2002

(1)Source: The Wall St. Journal, November 1, 2002. The Dow Jones Industrial Average (DJIA) is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. It is not possible to invest directly in an index.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Bernard Scozzafava]
    Bernard Scozzafava

For the twelve months ended October 31, 2002, Class A shares of the fund had a total return of 3.39%, Class B shares 2.93%, Class C shares 2.78%, and Class I shares 3.75%. These returns include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges. The fund's results compare with returns over the same period of 5.49%, 9.15%, and -5.49%, respectively, for the fund's benchmarks: the Lehman Brothers Government/Credit Index (the Lehman Index), the Salomon Brothers World Government Bond Index (the Salomon Index), and the Lehman Brothers High Yield Bond Index. The Lehman Index is an unmanaged index consisting of U.S. Treasuries that have remaining maturities of more than one year, U.S. government agency securities, and publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. The Salomon Index is unmanaged and consists of complete universes of government bonds with remaining maturities of at least five years. The Lehman Brothers High Yield Bond Index includes all fixed-income securities having a maximum quality rating from Moody's Investors Service of "Ba1", a minimum amount outstanding of $150 million, and at least one year to maturity. Defaulted bonds are excluded from the index. During the same period, the average multisector income fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 2.79%.

Q.  COULD YOU DESCRIBE THE MARKET ENVIRONMENT OVER THE PERIOD?

A. In our view, while the economy appears to have troughed, the pace of the economic recovery has remained uncertain. At the end of the period, data suggested that the economic recovery is not as strong as investors thought, as corporate spending has remained lackluster. Consumer spending, which had sustained the economy for much of the year, has shown signs of waning in response to falling stock prices and rising unemployment.

    Interest rates have also fallen in response to the weaker economic data and a more accommodative fiscal policy. In this market environment, government bonds, both domestic and international, generally outperformed corporate bonds, with lower-quality corporate bonds significantly lagging the rest of the global fixed-income markets.

Q.  HOW HAS THE FUND'S PORTFOLIO STRUCTURE CHANGED THROUGHOUT THE PERIOD?

A. The fund has been our most diversified fixed-income fund, and we actively manage allocations across four broad sectors -- U.S. government bonds, international bonds, high-grade bonds, and high-yield bonds.

    During the past year, we reduced the fund's exposure to the U.S. government sector from 37% to 27%. As we became more confident that the economic recovery was underway, we sold U.S. government bonds and bought high-grade corporate bonds. The fund's large core Treasury holdings have been a strong contributor to the fund's performance.

    We selectively increased the portfolio's high-grade corporate exposure from 10% to 23% during the period. While high-grade bonds have performed well this year, they have lagged U.S. government bonds because of the slower-than- anticipated economic recovery and corporate accounting scandals. As a result, high-grade bonds were trading at historically wider yield levels to U.S. Treasuries. (The principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) We believe high-grade bonds could offer the potential of good long-term value and will be a strong contributor to performance in the coming year as the economic recovery develops and investor confidence is restored.

    Our high-yield exposure stayed at 27% over the period. Because of the uncertain pace of the economic recovery, we have held off increasing our high- yield exposure. Market fundamentals have remained challenging as the default rate has continued to trend at over 10% for the second year in a row. With regard to the high-yield sector, our strategy has been to upgrade the quality of the portfolio, to further diversify our holdings, and to favor liquid issues.

    Although our overall international exposure has been basically flat since a year ago at 22%, the mix between developed country and emerging market debt has fluctuated. We continued to favor Germany and Russia bonds, which offered significantly higher yields than U.S. Treasury bonds. Emerging market bonds were poor performers over the period. However, bonds issued by Mexico and Korea held up well throughout the period because they have continued to show improving fiscal discipline and a willingness to institute fiscal reforms.

Q.  WHAT CONTRIBUTED TO FUND PERFORMANCE?

A. Our large core Treasury holdings have been a strong contributor to performance. Good asset allocation and issuer selection by our emerging market team also contributed positively to performance. On the negative side, we were unable to avoid the continued fallout from corporate accounting scandals.

Q.  WHAT IS YOUR OUTLOOK FOR INVESTORS?

A. In our view, the economic recovery may remain sluggish, and therefore we anticipate that our overall investment strategy will remain somewhat defensive and emphasize diversification. We do not see any inflation pressure on the near-term horizon that would cause interest rates to spike higher, but we do expect yields to trend higher as the economic and stock market recoveries gain momentum. As this scenario develops, we anticipate further reducing our U.S. government exposure.

    Despite the recent accounting scandals that have plagued several high-profile companies, we believe that high-grade corporate bonds may still offer a good long-term value but that they will remain under pressure until investor confidence is restored.

    In this uncertain economic environment, we will take a cautious approach to our security selection. We expect global fixed-income markets to remain volatile, but believe that in the long-term, investors could be rewarded for their patience.

    /s/ Bernard Scozzafava

    Bernard Scozzafava
    Portfolio Manager

Note to shareholders: From time to time, a portion of the fund's distributions may include a return of capital for shareholders. Distributions that are treated for federal income tax purposes as a return of capital will reduce a shareholder's tax basis in his or her shares and, to the extent the distribution exceeds a shareholder's adjusted tax basis, will be treated as a gain to the shareholder from a sale of shares.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   BERNARD SCOZZAFAVA IS SENIOR VICE PRESIDENT OF MFS INVESTMENT
   MANAGEMENT(R) (MFS(R)). HE IS PORTFOLIO MANAGER OF THE STRATEGIC INCOME AND HIGH-YIELD PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES, OFFSHORE INVESTMENT PRODUCTS, AND INSTITUTIONAL PRODUCTS.

   HE JOINED MFS IN 1989 AS INVESTMENT OFFICER AND WAS NAMED ASSISTANT VICE PRESIDENT IN 1991, VICE PRESIDENT IN 1993, PORTFOLIO MANAGER IN 1994, AND SENIOR VICE PRESIDENT IN 2000. PRIOR TO JOINING MFS, HE WORKED AS A SECURITIES TRADER AND A RESEARCH ANALYST FOR THE FEDERAL RESERVE BANK OF NEW YORK. BERNIE IS A GRADUATE OF HAMILTON COLLEGE AND EARNED A MASTER OF SCIENCE DEGREE FROM THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY.

   ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by the current prospectus.

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   FUND FACTS
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  OBJECTIVE:             SEEKS HIGH CURRENT INCOME BY INVESTING IN FIXED-INCOME
                         SECURITIES. ITS SECONDARY OBJECTIVE IS TO PROVIDE SIGNIFICANT CAPITAL APPRECIATION.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS: OCTOBER 29, 1987

  CLASS INCEPTION:       CLASS A  OCTOBER 29, 1987
                         CLASS B  SEPTEMBER 7, 1993
                         CLASS C  SEPTEMBER 1, 1994
                         CLASS I   JANUARY 8, 1997

  SIZE:                  $368.7 MILLION NET ASSETS AS OF OCTOBER 31, 2002

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to its benchmarks. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the 10-year period ended October 31, 2002)

                                                                       Salomon
                                 Lehman              Lehman           Brothers
             MFS Strategic      Brothers            Brothers            World
             Income Fund --    Government/         High Yield         Government
               Class A        Credit Index         Bond Index         Bond Index
"10/92"         9,525             10,000             10,000             10,000
"10/94"        10,363             10,836             11,935             11,605
"10/96"        13,160             13,267             15,338             14,086
"10/98"        14,207             15,919             17,355             16,267
"10/00"        15,584             16,940             17,818             15,062
"10/02"        17,004             20,609             16,814             17,902

TOTAL RATES OF RETURN THROUGH OCTOBER 31, 2002

CLASS A

                                             1 Year  3 Years  5 Years 10 Years
--------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
Charge                                       +3.39%  + 9.08%  +17.04%  +78.52%
--------------------------------------------------------------------------------
Average Annual Total Return Excluding
Sales Charge                                 +3.39%  + 2.94%  + 3.20%  + 5.97%
--------------------------------------------------------------------------------
Average Annual Total Return Including
Sales Charge                                 -1.52%  + 1.28%  + 2.20%  + 5.45%
--------------------------------------------------------------------------------

CLASS B

                                             1 Year  3 Years  5 Years 10 Years
--------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
Charge                                       +2.93%  + 7.05%  +13.48%  +67.96%
--------------------------------------------------------------------------------
Average Annual Total Return Excluding
Sales Charge                                 +2.93%  + 2.30%  + 2.56%  + 5.32%
--------------------------------------------------------------------------------
Average Annual Total Return Including
Sales Charge                                 -0.94%  + 1.48%  + 2.29%  + 5.32%
--------------------------------------------------------------------------------

CLASS C

                                             1 Year  3 Years  5 Years 10 Years
--------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
Charge                                       +2.78%  + 6.92%  +13.35%  +69.27%
--------------------------------------------------------------------------------
Average Annual Total Return Excluding
Sales Charge                                 +2.78%  + 2.25%  + 2.54%  + 5.40%
--------------------------------------------------------------------------------
Average Annual Total Return Including
Sales Charge                                 +1.81%  + 2.25%  + 2.54%  + 5.40%
--------------------------------------------------------------------------------

CLASS I

                                             1 Year  3 Years  5 Years 10 Years
--------------------------------------------------------------------------------
Cumulative Total Return (No Sales Charge)    +3.75%  +10.25%  +19.12%  +81.93%
--------------------------------------------------------------------------------
Average Annual Total Return (No Sales
Charge)                                      +3.75%  + 3.31%  + 3.56%  + 6.17%
--------------------------------------------------------------------------------

COMPARATIVE INDICES(+)

                                             1 Year  3 Years  5 Years 10 Years
--------------------------------------------------------------------------------
Average multisector income fund+             +2.79%  + 2.70%  + 2.22%  + 5.50%
--------------------------------------------------------------------------------
Lehman Brothers High Yield Bond Index#       -5.49%  - 2.44%  - 0.73%  + 5.33%
--------------------------------------------------------------------------------
Lehman Brothers Government/Credit Index#     +5.49%  + 9.23%  + 7.38%  + 7.50%
--------------------------------------------------------------------------------
Salomon Brothers World Government Bond
Index#                                       +9.15%  + 4.10%  + 4.37%  + 6.00%
--------------------------------------------------------------------------------
(+)Average annual rates of return.
  +Source: Lipper Inc.
  #Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

For periods prior to their inception, Class B, C, and I share performance includes the performance of the fund's original share class (Class A). Class B and C performance has been adjusted to reflect the CDSC applicable to B and C. Class I performance has been adjusted to reflect the fact that I shares have no sales charge. Performance for these classes has not been adjusted to reflect the differences in class-specific operating expenses (e.g., Rule 12b-1 fees). Because these expenses are higher for B and C than those of A, performance shown is higher for B and C than it would have been had these share classes been offered for the entire period. Conversely, because these expenses are lower for I than those of A, performance shown is lower for I than it would have been had this share class been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

The portfolio may invest in derivative securities, which may include futures and options. These types of instruments can increase price fluctuation.

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.

The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed-income securities.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF OCTOBER 31, 2002

QUALITY RATINGS
Source: Standard & Poor's and Moody's

                Governments            23.6%
                "AAA"                  16.2%
                "AA"                    2.7%
                "A"                     7.8%
                "BBB"                  10.5%
                "BB"                   18.4%
                "B"                    12.9%
                "CCC"                   0.6%
                Not Rated               3.5%
                Equity                  0.1%
                Other                   3.7%

Portfolio percentages have been adjusted to more accurately reflect exposure to the stated asset classes.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- October 31, 2002

Bonds - 94.6%
-------------------------------------------------------------------------------------------------------------
                                                                        PRINCIPAL AMOUNT
ISSUER                                                                     (000 OMITTED)                VALUE
-------------------------------------------------------------------------------------------------------------
U.S. Bonds - 72.4%
  Advertising & Broadcasting - 3.7%
    Allbritton Communications Co., 9.75s, 2007                                   $ 1,000         $  1,037,500
    Chancellor Media Corp., 8.125s, 2007                                             600              624,000
    Chancellor Media Corp., 8s, 2008                                               1,250            1,317,187
    Echostar DBS Corp., 9.375s, 2009                                               1,930            1,930,000
    Granite Broadcasting Corp., 8.875s, 2008                                         280              210,000
    LIN Holdings Corp., 0s to 2003, 10s, 2008                                      1,325            1,325,000
    LIN Televison Corp., 8.375s, 2008                                                700              726,250
    Panamsat Corp., 8.5s, 2012##                                                   1,670            1,503,000
    Paxson Communications Corp., 0s to 2006, 12.25s, 2009                          1,645              806,050
    Radio One, Inc., 8.875s, 2011                                                  1,000            1,067,500
    Spanish Broadcasting Systems, Inc., 9.625s, 2009                               1,200            1,215,000
    Young Broadcasting, Inc., 8.5s, 2008                                           2,000            2,025,000
                                                                                                 ------------
                                                                                                 $ 13,786,487
-------------------------------------------------------------------------------------------------------------
  Aerospace - 0.4%
    Argo-Tech Corp., 8.625s, 2007                                                $   690         $    448,500
    K & F Industries, Inc., 9.25s, 2007                                            1,000            1,020,000
                                                                                                 ------------
                                                                                                 $  1,468,500
-------------------------------------------------------------------------------------------------------------
  Airlines - 0.2%
    Continental Airlines Pass-Through Trust, Inc., 6.545s, 2020                  $   897         $    713,407
-------------------------------------------------------------------------------------------------------------
  Apparel & Textiles
    Westpoint Stevens, Inc., 7.875s, 2008                                        $   360         $     97,200
-------------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 4.2%
    Bank America Corp., 7.4s, 2011                                               $ 1,690         $  1,970,410
    GS Escrow Corp., 7s, 2003                                                      3,801            3,902,840
    Natexis AMBS Co. LLC, 8.44s, 2049##                                            3,427            3,944,004
    Socgen Real Estate Co., 7.64s, 2049##                                            625              676,694
    Unicredito Italiano Capital Trust, 9.2s, 2049##                                4,259            5,151,857
                                                                                                 ------------
                                                                                                 $ 15,645,805
-------------------------------------------------------------------------------------------------------------
  Basic Industry
    Thermadyne Holdings Corp., 0s to 2003, 12.5s, 2008 (In default)              $ 2,000         $     10,000
-------------------------------------------------------------------------------------------------------------
  Building - 1.5%
    American Standard, Inc., 7.375s, 2008                                        $ 1,690         $  1,757,600
    Atrium Cos, Inc., 10.5s, 2009                                                  1,000              918,750
    CRH America, Inc., 6.95s, 2012                                                   752              830,304
    Nortek, Inc., 9.25s, 2007                                                      1,800            1,782,000
    Nortek, Inc., 8.875s, 2008                                                       135              130,950
                                                                                                 ------------
                                                                                                 $  5,419,604
-------------------------------------------------------------------------------------------------------------
  Business Services - 0.5%
    Iron Mountain, Inc., 8.625s, 2013                                            $   650         $    677,625
    Pierce Leahy Corp., 9.125s, 2007                                               1,000            1,042,500
                                                                                                 ------------
                                                                                                 $  1,720,125
-------------------------------------------------------------------------------------------------------------
  Chemicals - 0.5%
    Huntsman ICI Holdings, 10.125s, 2009                                         $   475         $    370,500
    Johnson Diversey, Inc., 9.625s, 2012##                                         1,000            1,000,000
    Lyondell Chemical Co., 9.625s, 2007                                              530              506,150
    Sterling Chemicals, Inc., 11.25s, 2007 (In default)                               25                3,500
                                                                                                 ------------
                                                                                                 $  1,880,150
-------------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 0.2%
    Kindercare Learning Centers, Inc., 9.5s, 2009                                $   240         $    225,900
    Samsonite Corp., 10.75s, 2008                                                    660              495,000
                                                                                                 ------------
                                                                                                 $    720,900
-------------------------------------------------------------------------------------------------------------
  Containers - 1.5%
    Ball Corp., 8.25s, 2008                                                      $ 2,250         $  2,328,750
    Consolidated Container Co., 10.125s, 2009                                      1,075              645,000
    Owens Brockway Glass Container, 8.875s, 2009                                   1,450            1,489,875
    Silgan Holdings, Inc., 9s, 2009                                                1,000            1,040,000
                                                                                                 ------------
                                                                                                 $  5,503,625
-------------------------------------------------------------------------------------------------------------
  Corporate Asset-Backed - 8.8%
    Anthracite CDO I Ltd., 6s, 2037##                                            $ 1,200         $    883,500
    Chase Commercial Mortgage Securities Corp., 6.6s, 2012                         3,640            3,404,128
    Commerce 2000, 2.023s, 2011                                                      569              569,163
    Commercial Mortgage Acceptance Corp., 5.44s, 2030                              2,000            1,703,460
    DLJ Commercial Mortgage Corp., 0s, 2005                                       58,000            1,174,627
    DLJ Mortgage Acceptance Corp., 8s, 2003+                                       3,093            3,000,491
    Falcon Auto Dealership LLC, 3.087s, 2023##                                     7,470            1,072,709
    First Union Lehman Brothers Bank, 0s, 2028                                    61,445            1,741,591
    GMAC Commercial Mortgage Security, Inc., 6.02s, 2033                           3,500            3,095,312
    Morgan Stanley Capital I, Inc., 6.86s, 2010                                    1,680            1,681,838
    Morgan Stanley Capital I, Inc., 6.12s, 2031                                      895              832,529
    Morgan Stanley Capital I, Inc., 7.723s, 2039                                   4,000            3,774,603
    Mortgage Capital Funding, Inc., 7.214s, 2007                                   2,500            2,373,390
    Nationslink Funding Corp., 5s, 2009                                            3,800            3,186,680
    Residential Accredit Loans Inc., 7.75s, 2027                                   2,325            2,378,653
    Tiaa Retail Commercial Mortgage Trust, 7.17s, 2032##                           1,429            1,575,117
                                                                                                 ------------
                                                                                                 $ 32,447,791
-------------------------------------------------------------------------------------------------------------
  Defense Electronics - 0.3%
    L3 Communications Corp., 7.625s, 2012                                        $ 1,045         $  1,081,575
-------------------------------------------------------------------------------------------------------------
  Energy - Independent - 1.2%
    Chesapeake Energy Corp., 8.125s, 2011##                                      $ 1,875         $  1,912,500
    Devon Financing Corp., ULC, 6.875s, 2011                                       1,805            2,003,108
    Ocean Energy Inc., New, 4.375s, 2007                                             639              645,875
                                                                                                 ------------
                                                                                                 $  4,561,483
-------------------------------------------------------------------------------------------------------------
  Entertainment - 1.3%
    Regal Cinemas Corp., 9.375s, 2012                                            $ 1,735         $  1,813,075
    Time Warner Entertainment Company LP, 8.875s, 2012                             1,965            2,158,205
    Time Warner, Inc., 6.95s, 2028                                                   941              802,724
                                                                                                 ------------
                                                                                                 $  4,774,004
-------------------------------------------------------------------------------------------------------------
  Finance - 0.9%
    Ford Motor Credit Co., 7.375s, 2011                                          $ 1,890         $  1,689,101
    GMAC, 7s, 2012                                                                 1,836            1,692,076
                                                                                                 ------------
                                                                                                 $  3,381,177
-------------------------------------------------------------------------------------------------------------
  Financial Institutions - 0.4%
    Credit Suisse First Boston, 6.5s, 2012                                       $ 1,344         $  1,399,494
-------------------------------------------------------------------------------------------------------------
  Food & Beverage Products - 1.0%
    Burns Philp Capital Property Ltd., 9.75s, 2012##                             $ 2,515         $  2,464,700
    Michael Foods, Inc., 11.75s, 2011                                              1,000            1,100,000
                                                                                                 ------------
                                                                                                 $  3,564,700
-------------------------------------------------------------------------------------------------------------
  Forest & Paper Products - 0.8%
    Buckeye Cellulose Corp., 8.5s, 2005                                          $   610         $    500,200
    Buckeye Technologies, Inc., 8s, 2010                                             650              455,000
    Meadwestvaco Corp., 6.85s, 2012                                                  720              765,050
    Weyerhaeuser Co., 6.75s, 2012                                                  1,047            1,097,368
                                                                                                 ------------
                                                                                                 $  2,817,618
-------------------------------------------------------------------------------------------------------------
  Gaming & Lodging - 2.3%
    Coast Hotels & Casinos, Inc., 9.5s, 2009                                     $   930         $    976,500
    HMH Properties, Inc., 8.45s, 2008                                              1,875            1,800,000
    MGM Mirage, Inc., 8.375s, 2011                                                 1,935            2,026,912
    Park Place Entertainment Corp., 8.875s, 2008                                   1,820            1,892,800
    Prime Hospitality Corp., 8.375s, 2012                                            300              273,000
    Station Casinos, Inc., 8.875s, 2008                                            1,000            1,045,000
    Station Casinos, Inc., 8.375s, 2008                                              525              553,875
                                                                                                 ------------
                                                                                                 $  8,568,087
-------------------------------------------------------------------------------------------------------------
  Home Construction - 0.5%
    D.R. Horton, Inc., 8s, 2009                                                  $ 1,915         $  1,886,275
-------------------------------------------------------------------------------------------------------------
  Machinery - 0.9%
    Agco Corp., 9.5s, 2008                                                       $ 1,750         $  1,837,500
    New Terex Corp., 8.875s, 2008                                                    695              594,225
    Terex Corp. New, 9.25s, 2011                                                     995              855,700
                                                                                                 ------------
                                                                                                 $  3,287,425
-------------------------------------------------------------------------------------------------------------
  Media - Cable - 2.2%
    Cox Communications, Inc., 7.125s, 2012                                       $ 2,673         $  2,761,709
    CSC Holdings, Inc., 8.125s, 2009                                               2,319            1,924,770
    Jones Intercable, Inc., 8.875s, 2007                                             500              487,500
    Mediacom Broadband LLC, 11s, 2013                                              1,850            1,600,250
    Mediacom LLC, 9.5s, 2013                                                         340              246,500
    NTL Communications Corp., 0s to 2003, 12.375s, 2008 (In default)                 400               22,000
    NTL, Inc., 0s to 2003, 9.75s, 2008 (In default)                                1,250               78,125
    Tele Communications, Inc., 9.8s, 2012                                            749              816,410
                                                                                                 ------------
                                                                                                 $  7,937,264
-------------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 0.5%
    Fisher Scientific International, Inc., 8.125s, 2012                          $   940         $    954,100
    Tenet Healthcare Corp., 6.375s, 2011                                             846              895,798
                                                                                                 ------------
                                                                                                 $  1,849,898
-------------------------------------------------------------------------------------------------------------
  Metals & Minerals - 0.3%
    P&L Coal Holdings Corp., 9.625s, 2008                                        $   927         $    973,350
-------------------------------------------------------------------------------------------------------------
  Municipals - 2.6%
    Austin Texas Electric, 5.5s, 2012                                            $ 3,200         $  3,654,688
    Harris County Texas, 5.25s, 2013                                               5,340            5,900,647
                                                                                                 ------------
                                                                                                 $  9,555,335
-------------------------------------------------------------------------------------------------------------
  Natural Gas - Pipeline - 0.4%
    Kinder Morgan Energy Partners, 7.4s, 2031                                    $ 1,599         $  1,647,077
-------------------------------------------------------------------------------------------------------------
  Oils - 0.3%
    Valero Energy Corp., 6.875s, 2012                                            $   952         $    917,943
-------------------------------------------------------------------------------------------------------------
  Pollution Control - 0.5%
    Allied Waste North America, Inc., 10s, 2009                                  $ 1,900         $  1,824,000
-------------------------------------------------------------------------------------------------------------
  Printing & Publishing - 0.2%
    Hollinger International Publishing, 9.25s, 2007                              $   750         $    753,750
-------------------------------------------------------------------------------------------------------------
  Real Estate Investment Trust - 0.5%
    Starwood Hotels & Resorts, 7.875s, 2012##                                    $ 1,900         $  1,819,250
-------------------------------------------------------------------------------------------------------------
  Retail - 0.2%
    Vornado Reality Trust, 5.625s, 2007                                          $   887         $    907,910
-------------------------------------------------------------------------------------------------------------
  Steel - 0.1%
    Kaiser Aluminum & Chemical Corp., 9.875s, 2049 (In default)                  $   300         $    184,500
    WCI Steel, Inc., 10s, 2004                                                       515              123,600
                                                                                                 ------------
                                                                                                 $    308,100
-------------------------------------------------------------------------------------------------------------
  Stores - 0.3%
    Gap, Inc., 10.55s, 2008                                                      $ 1,065         $  1,080,975
-------------------------------------------------------------------------------------------------------------
  Supermarkets - 0.3%
    Fleming Cos., Inc., 9.25s, 2010                                              $ 1,205         $    988,100
-------------------------------------------------------------------------------------------------------------
  Supranational - 0.6%
    International Bank for Reconstruction & Development, 5s, 2006                $ 2,000         $  2,146,428
-------------------------------------------------------------------------------------------------------------
  Technology - 1.2%
    Unisystem Corp., 8.125s, 2006                                                $ 1,100         $  1,122,000
    Unisystem Corp., 7.875s, 2008                                                  1,700            1,700,000
    Williams Scotsman, Inc., 9.875s, 2007                                          2,000            1,610,000
                                                                                                 ------------
                                                                                                 $  4,432,000
-------------------------------------------------------------------------------------------------------------
  Telecommunications - Wireless - 0.5%
    American Cellular Corp., 9.5s, 2009                                          $   100         $     15,000
    Centennial Cellular Operating Co., 10.75s, 2008                                1,000              450,000
    Rural Cellular Corp., 9.75s, 2010                                                775              321,625
    Triton PCS, Inc., 0s to 2003, 11s, 2008                                          375              273,750
    Verizon Wireles Capital LLC, 5.375s, 2006##                                      864              853,070
                                                                                                 ------------
                                                                                                 $  1,913,445
-------------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 0.8%
    Citizens Communications Co., 8.5s, 2006                                      $ 2,235         $  2,257,350
    Sprint Capital Corp., 6.875s, 2028                                             1,043              691,619
                                                                                                 ------------
                                                                                                 $  2,948,969
-------------------------------------------------------------------------------------------------------------
  Transportation - 1.0%
    Metropolitan Transportation Authority New York, 5s, 2032                     $ 3,700         $  3,709,805
-------------------------------------------------------------------------------------------------------------
  U.S. Government Agencies - 12.4%
    Federal Home Loan, 6.5s, 2016                                                $ 2,849         $  2,990,048
    Federal Home Loan Mortgage Corp., 4.25s, 2005                                  2,000            2,100,762
    FNMA, 6s, 2016                                                                 8,700            9,066,699
    FNMA, 6.5s, 2031                                                              16,783           17,395,099
    GNMA, 6.5s, 2028                                                               8,081            8,423,353
    GNMA, 7s, 2031                                                                 5,600            5,865,088
                                                                                                 ------------
                                                                                                 $ 45,841,049
-------------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 10.9%
    U.S. Treasury Bonds, 8s, 2023                                                $ 2,029         $    665,579
    U.S. Treasury Notes, 3.5s, 2006                                                3,496            3,625,716
    U.S. Treasury Notes, 4.625s, 2006                                             26,228           28,256,578
    U.S. Treasury Notes, 5s, 2011                                                    294              320,624
    U.S. Treasury Notes, 4.375s, 2012                                              7,094            7,364,458
                                                                                                 ------------
                                                                                                 $ 40,232,955
-------------------------------------------------------------------------------------------------------------
  Utilities - Electric - 4.5%
    Firstenegy Corp., 5.5s, 2006                                                 $ 1,634         $  1,577,823
    Midamerican Energy Holdings Co., 5.875s, 2012                                  2,782            2,734,192
    Midland Funding Corp., "B", 13.25s, 2006                                       4,000            4,064,000
    Niagara Mohawk Power Corp., 8.77s, 2018                                        3,735            3,913,869
    Northwestern Corp., 7.875s, 2007##                                               997              740,056
    Progress Energy, Inc., 5.85s, 2008                                             1,752            1,724,266
    Pseg Power LLC, 7.75s, 2011                                                    1,291            1,161,900
    Waterford 3 Funding Entergy Corp., 8.09s, 2017                                   717              719,993
                                                                                                 ------------
                                                                                                 $ 16,636,099
-------------------------------------------------------------------------------------------------------------
  Utilities - Telephone - 1.0%
    Verizon Global Funding Corp., 7.375s, 2012                                   $ 3,472         $  3,821,495
-------------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                                 $266,980,629
-------------------------------------------------------------------------------------------------------------
Foreign Bonds - 22.2%
  Algeria - 0.2%
    Republic of Algeria, 2.625s, 2006                                            $   760         $    706,800
-------------------------------------------------------------------------------------------------------------
  Austria - 0.5%
    Republic of Austria, 5.5s, 2007                                            EUR 1,797         $  1,899,097
-------------------------------------------------------------------------------------------------------------
  Brazil - 0.2%
    Federal Republic of Brazil, 8s, 2014                                         $   372         $    216,159
    Federal Republic of Brazil, 8.875s, 2024                                         720              336,600
    Federal Republic of Brazil, 10.125s, 2027                                        400              202,000
                                                                                                 ------------
                                                                                                 $    754,759
-------------------------------------------------------------------------------------------------------------
  Bulgaria - 1.0%
    Republic of Bulgaria, 8.25s, 2015##                                          $ 3,493         $  3,727,013
-------------------------------------------------------------------------------------------------------------
  Canada - 3.1%
    Abitibi Consolidated Inc., 8.55s, 2010 (Forest & Paper Products)             $   995         $  1,028,696
    Government of Canada, 5.75s, 2006                                          CAD 2,048            1,396,319
    Government of Canada, 5.5s, 2009                                               7,243            4,865,851
    Government of Canada, 5.25s, 2012                                              6,292            4,094,883
                                                                                                 ------------
                                                                                                 $ 11,385,749
-------------------------------------------------------------------------------------------------------------
  Denmark - 1.0%
    Kingdom of Denmark, 7s, 2007                                               DKK24,645         $  3,695,296
-------------------------------------------------------------------------------------------------------------
  Dominican Republic - 0.2%
    Dominican Republic, 9.5s, 2006##                                             $   786         $    825,300
-------------------------------------------------------------------------------------------------------------
  France - 0.5%
    Republic of France, 4.75s, 2012                                            EUR 1,982         $  1,981,458
-------------------------------------------------------------------------------------------------------------
  Germany - 3.5%
    Federal Republic of Germany, 4.75s, 2008                                   EUR 1,063         $  1,089,169
    Federal Republic of Germany, 4.5s, 2009                                       11,094           11,188,584
    Federal Republic of Germany, 4.75s, 2028                                         662              618,895
                                                                                                 ------------
                                                                                                 $ 12,896,648
-------------------------------------------------------------------------------------------------------------
  Greece - 0.6%
    Fage Dairy Industries S.A., 9s, 2007 (Food & Non Alcohol Beverage)           $ 2,300         $  2,196,500
-------------------------------------------------------------------------------------------------------------
  Ireland - 0.6%
    MDP Acquisitions PLC, 9.625s, 2012 (Forest & Paper Products)##               $   660         $    676,500
    Republic of Ireland, 5s, 2013                                              EUR 1,517            1,532,957
                                                                                                 ------------
                                                                                                 $  2,209,457
-------------------------------------------------------------------------------------------------------------
  Kazakhstan - 0.4%
    Hurricane Hydrocarbons Ltd., 12s, 2006 (Oils)                                $   510         $    517,650
    Kaztransoil Co., 8.5s, 2006 (Oil Services)##                                     750              770,625
                                                                                                 ------------
                                                                                                 $  1,288,275
-------------------------------------------------------------------------------------------------------------
  Luxembourg - 0.1%
    PTC International Finance II S.A., 11.25s, 2009 (Finance)                    $   185         $    185,925
-------------------------------------------------------------------------------------------------------------
  Malaysia - 0.3%
    Petroliam Nasional Berhad, 7.75s, 2015 (Oils)                                $   714         $    797,181
    Petronas Capital Ltd., 7.875s, 2022 (Oil Services)##                             350              362,305
                                                                                                 ------------
                                                                                                 $  1,159,486
-------------------------------------------------------------------------------------------------------------
  Mexico - 1.3%
    BBVA Bancomer, 10.5s, 2011 (Banks & Credit Cos.)##                           $   525         $    572,250
    Corporacion Durango Corp. S.A. de C.V., 13.125s, 2006
      (Forest & Paper Products)                                                      788              504,320
    Corporacion Durango Corp. S.A. de C.V., 13.75s, 2009
      (Forest & Paper Products)##                                                  1,000              610,000
    Pemex Project Funding Master Trust 144A, 8.625s, 2022 (Oil Services)##           300              296,250
    Petroleos Mexicanos, 9.5s, 2027 (Oil Services)                                   552              580,980
    United Mexican States, 11.5s, 2026                                             1,677            2,158,666
                                                                                                 ------------
                                                                                                 $  4,722,466
-------------------------------------------------------------------------------------------------------------
  Netherlands - 0.8%
    Kingdom of Netherlands, 5s, 2012                                           EUR 3,058         $  3,113,427
-------------------------------------------------------------------------------------------------------------
  Norway - 0.7%
    Kingdom of Norway, 5.5s, 2009                                              NOK 9,635         $  1,253,204
    Union Bank of Norway, 7.35s, 2049 (Banks & Credit Cos.)##                    $ 1,400            1,431,318
                                                                                                 ------------
                                                                                                 $  2,684,522
-------------------------------------------------------------------------------------------------------------
  Panama - 0.4%
    Republic of Panama, 9.375s, 2012                                             $   688         $    724,993
    Republic of Panama, 10.75s, 2020                                                 600              642,000
                                                                                                 ------------
                                                                                                 $  1,366,993
-------------------------------------------------------------------------------------------------------------
  Poland - 0.1%
    PTC International Finance B.V., 0s to 2002, 10.75s, 2007
      (Telecom - Wireless)                                                       $   437         $    445,740
-------------------------------------------------------------------------------------------------------------
  Russia - 1.7%
    Ministry of Finance, 12.75s, 2028                                            $   805         $  1,038,450
    Mobile Telesystems Fin S.A., 10.95s, 2004 (Telecommunications - Wireline)        773              796,190
    Russian Federation, 3s, 2006                                                   3,783            2,896,422
    Russian Federation, 5s, 2030##                                                 2,195            1,673,802
                                                                                                 ------------
                                                                                                 $  6,404,864
-------------------------------------------------------------------------------------------------------------
  Singapore - 0.9%
    DBS Capital Funding Corp., 7.657s, 2049 (Banks & Credit Cos.)##              $ 1,654         $  1,786,866
    Flextronics International Ltd., 9.875s, 2010 (Electronics)                     1,420            1,476,800
                                                                                                 ------------
                                                                                                 $  3,263,666
-------------------------------------------------------------------------------------------------------------
  South Korea - 0.3%
    Hanvit Bank, 12.75s, 2010 (Banks & Credit Cos.)##                            $   825         $    971,371
-------------------------------------------------------------------------------------------------------------
  Spain - 1.4%
    Kingdom of Spain, 7s, 2005                                                   $ 1,500         $  1,674,445
    Kingdom of Spain, 6s, 2008                                                 EUR 3,156            3,404,641
                                                                                                 ------------
                                                                                                 $  5,079,086
-------------------------------------------------------------------------------------------------------------
  Sweden - 0.3%
    Kingdom of Sweden, 5.5s, 2012                                              SEK10,335         $  1,160,003
-------------------------------------------------------------------------------------------------------------
  United Kingdom - 2.1%
    Bank of Ireland UK Holdings, 6s, 2049 (Banks & Credit Cos.)                EUR   635         $    682,359
    Barclays Bank PLC, 8.55s, 2049 (Banks & Credit Cos.)##                       $ 1,601            1,919,930
    Dolphin Telecom PLC, 0s to 2004, 14s, 2009 (Telecom - Wireless)                2,800                  280
    Jazztel PLC, 13.25s, 2009 (Telecommunications - Wireline) (In default)     EUR   470               55,712
    ONO Finance PLC, 13s, 2009 (Broadcast & Cable TV)                            $   250               55,000
    ONO Finance PLC, 14s, 2011 (Broadcast & Cable TV)                                250               55,000
    UK Treasury, 5s, 2008                                                      GBP 3,104            4,997,494
                                                                                                 ------------
                                                                                                 $  7,765,775
-------------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                              $ 81,889,676
-------------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $349,288,185)                                                      $348,870,305
-------------------------------------------------------------------------------------------------------------

Stocks - 0.1%
-------------------------------------------------------------------------------------------------------------
ISSUER                                                                            SHARES                VALUE
-------------------------------------------------------------------------------------------------------------
U.S. Stocks - 0.1%
  Apparel & Textiles
    Sind Holdings, Inc.*                                                             814         $     52,910
-------------------------------------------------------------------------------------------------------------
  Machinery
    IKS Corp.*                                                                     4,721         $      6,378
-------------------------------------------------------------------------------------------------------------
  Metals & Minerals - 0.1%
    Metal Management, Inc.*                                                       31,169         $    124,676
-------------------------------------------------------------------------------------------------------------
  Retail
    Atlantic Gulf Communities Corp.+*                                                100                   $0
-------------------------------------------------------------------------------------------------------------
  Utilities - Telephone
    ITC Deltacom, Inc. (In default)*                                              37,714         $     84,140
-------------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $2,019,903)                                                       $    268,104
-------------------------------------------------------------------------------------------------------------
Preferred Stock
-------------------------------------------------------------------------------------------------------------
U.S. Stocks
  Consumer Goods & Services
    Renaissance Cosmetics, Inc., 14s (Identified Cost, $611,393)                     809         $          0
-------------------------------------------------------------------------------------------------------------
Warrants*
-------------------------------------------------------------------------------------------------------------
    DWC Construction (Utility)                                                    67,756         $          0
    DWC Trading (Utility)                                                         26,835                    0
    Ono Finance PLC (Broadcast & Cable TV)                                           250                    2
    Republic of Venezuela                                                         12,500                    0
    Renaissance Cosmetics, Inc. (Consumer Goods & Services)                          655                    0
-------------------------------------------------------------------------------------------------------------
Total Warrants (Identified Cost, $86,277)                                                        $          2
-------------------------------------------------------------------------------------------------------------
Rights
-------------------------------------------------------------------------------------------------------------
    United Mexican States* (Identified Cost, $0)                                   1,000         $          3
-------------------------------------------------------------------------------------------------------------

Repurchase Agreement - 5.7%
-------------------------------------------------------------------------------------------------------------
                                                                        PRINCIPAL AMOUNT
ISSUER                                                                     (000 OMITTED)                VALUE
-------------------------------------------------------------------------------------------------------------
    Goldman Sachs, dated 10/31/02, due 11/01/02, total to be
      received $21,151,116 (secured by various U.S. Treasury and
      Federal Agency Obligations), at Cost                                       $21,150         $ 21,150,000
-------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $373,155,758)                                                $370,288,414
Other Assets, Less Liabilities - (0.4)%                                                            (1,587,371)
-------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                              $368,701,043
-------------------------------------------------------------------------------------------------------------

 *Non-income producing security.
##SEC Rule 144A restriction.
 +Restricted Security.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

CAD    = Canadian Dollars                NOK  = Norwegian Kroner
DKK    = Danish Krone                    NZD  = New Zealand Dollar
EUR    = Euro                            SEK  = Swedish Kronor
GBP    = British Pounds

See notes to financial statements.

Financial Statements

Statement of Assets and Liabilities
------------------------------------------------------------------------------------------
OCTOBER 31, 2002
------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $373,155,758)                       $370,288,414
  Cash                                                                              26,292
  Receivable for forward foreign currency exchange contracts                        36,773
  Receivable for investments sold                                                6,732,514
  Receivable for fund shares sold                                                  453,391
  Interest receivable                                                            6,255,408
  Other assets                                                                       6,152
                                                                              ------------
      Total assets                                                            $383,798,944
                                                                              ------------
Liabilities:
  Distributions payable                                                         $1,796,986
  Payable for fund shares reacquired                                               721,846
  Payable for investments purchased                                             11,550,961
  Payable for forward foreign currency exchange contracts                          188,665
  Payable for forward foreign currency exchange contracts
    subject to master netting agreements                                           671,878
  Payable to affiliates -
    Management fee                                                                   6,546
    Shareholder servicing agent fee                                                  1,048
    Distribution fee                                                                 6,730
  Accrued expenses and other liabilities                                           153,241
                                                                              ------------
      Total liabilities                                                       $ 15,097,901
                                                                              ------------
Net assets                                                                    $368,701,043
                                                                              ============

Net assets consist of:
  Paid-in capital                                                             $467,178,861
  Unrealized depreciation on investments and translation of asset
    and liabilities in foreign currencies                                       (3,679,429)
  Accumulated net realized loss on investments and foreign
    currency transactions                                                      (92,874,901)
  Accumulated net investment loss                                               (1,923,488)
                                                                              ============
      Total                                                                   $368,701,043
                                                                              ============
Shares of beneficial interest outstanding                                       59,396,083
                                                                              ============

Class A shares:
  Net asset value and redemption price per share
    (net assets of $176,623,657 / 28,290,784 shares of beneficial interest
     outstanding)                                                               $6.24
                                                                                =====
  Offering price per share (100 / 95.25)                                        $6.55
                                                                                =====

Class B shares:
  Net asset value and offering price per share
    (net assets $146,096,284 / 23,656,074 shares of beneficial interest
     outstanding)                                                               $6.18
                                                                                =====

Class C shares:
  Net asset value and offering price per share
    (net assets of $35,951,957 / 5,844,858 shares of beneficial interest
     outstanding)                                                               $6.15
                                                                                =====

Class I shares:
  Net asset value and offering price per share
    (net assets of $10,029,145 / 1,604,367 shares of beneficial interest
     outstanding)                                                               $6.25
                                                                                =====

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B and Class C shares.

See notes to financial statements.

Statement of Operations
------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2002
------------------------------------------------------------------------------------------
Net investment income:
Income -
  Interest                                                                    $ 28,597,734
  Dividend                                                                         170,165
                                                                              ------------
    Total investment income                                                   $ 28,767,899
                                                                              ------------

Expenses -
  Management fee                                                              $  2,747,769
  Trustees' compensation38,452
  Shareholder servicing agent fee                                                  382,332
  Distribution and service fee (Class A)                                           634,339
  Distribution and service fee (Class B)                                         1,526,355
  Distribution and service fee (Class C)                                           382,596
  Administrative fee                                                                35,965
  Custodian fee                                                                    215,138
  Printing                                                                          71,450
  Postage                                                                           58,678
  Auditing fees                                                                     36,620
  Legal fees                                                                         4,077
  Miscellaneous                                                                    417,990
                                                                              ------------
    Total expenses                                                            $  6,551,761
  Fees paid indirectly                                                             (26,718)
  Reduction of expenses by investment adviser                                   (1,764,443)
                                                                              ------------
    Net expenses                                                              $  4,760,600
                                                                              ------------
      Net investment income                                                   $ 24,007,299
                                                                              ------------

Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                                   $(24,415,986)
    Written option transactions                                                      3,200
    Foreign currency transactions                                               (2,574,030)
                                                                              ------------
      Net realized loss on investments                                        $(26,986,816)
                                                                              ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                               $ 15,513,791
    Translation of assets and liabilities in foreign currencies                   (983,985)
                                                                              ------------
      Net unrealized gain on investments                                      $ 14,529,806
                                                                              ------------
        Net realized and unrealized loss on investments and foreign currency  $(12,457,010)
                                                                              ------------
          Increase in net assets from operations                              $ 11,550,289
                                                                              ============

See notes to financial statements.

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                                       2002                     2001
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                              $ 24,007,299             $ 24,570,934
  Net realized loss on investments and foreign currency transactions  (26,986,816)             (20,561,948)
  Net unrealized gain on investments and foreign currency translation  14,529,806               12,166,957
                                                                     ------------             ------------
    Increase in net assets from operations                           $ 11,550,289             $ 16,175,943
                                                                     ------------             ------------
Distributions declared to shareholders -
  From net investment income (Class A)                               $(11,302,456)            $ (9,675,086)
  From net investment income (Class B)                                 (8,718,372)             (10,085,965)
  From net investment income (Class C)                                 (2,197,423)              (2,760,504)
  From net investment income (Class I)                                   (664,800)                (672,042)
  From paid-in capital (Class A)                                       (1,055,499)              (1,544,413)
  From paid-in capital (Class B)                                         (814,180)              (1,610,001)
  From paid-in capital (Class C)                                         (205,210)                (440,654)
  From paid-in capital (Class I)                                          (62,084)                (107,277)
                                                                     ------------             ------------
    Total distributions declared to shareholders                     $(25,020,024)            $(26,895,942)
  Net increase (decrease) in net assets from fund share transactions $(16,645,993)            $115,234,508
                                                                     ------------             ------------
    Total increase (decrease) in net assets                          $(30,115,728)            $104,514,509
                                                                     ------------             ------------
Net assets:
  At beginning of year                                                398,816,771              294,302,262
  At end of year (including accumulated net investment loss
  of $1,923,488 and $2,034,845, respectively)                        $368,701,043             $398,816,771
                                                                     ============             ============

See notes to financial statements.

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                        2002            2001           2000          1999          1998
-----------------------------------------------------------------------------------------------------------------------------------
                                                           CLASS A
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each year):
Net asset value - beginning of year                         $ 6.46          $ 6.67         $ 7.30        $ 7.33        $ 8.24
                                                            ------          ------         ------        ------        ------

Income from investment operations#(S)(S) -
  Net investment income(S)                                  $ 0.41          $ 0.52         $ 0.60        $ 0.62        $ 0.66
  Net realized and unrealized gain (loss) on
    investments and foreign currency                         (0.20)          (0.16)         (0.59)         0.06         (0.81)
                                                            ------          ------         ------        ------        ------
      Total from investment operations                      $ 0.21          $ 0.36         $ 0.01        $ 0.68        $(0.15)
                                                            ------          ------         ------        ------        ------

Less distributions declared to shareholders -
  From net investment income                                $(0.39)         $(0.49)        $(0.48)       $(0.71)       $(0.63)
  From net realized gain on investments and foreign
    currency transactions                                     --              --             --            --           (0.13)
  From paid-in capital                                       (0.04)          (0.08)         (0.16)         --            --
                                                            ------          ------         ------        ------        ------
      Total distributions declared to shareholders          $(0.43)         $(0.57)        $(0.64)       $(0.71)       $(0.76)
                                                            ------          ------         ------        ------        ------
Net asset value - end of year                               $ 6.24          $ 6.46         $ 6.67        $ 7.30        $ 7.33
                                                            ======          ======         ======        ======        ======
Total return(+)                                               3.39%           5.54%         (0.03)%        9.72%        (2.21)%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                  0.94%           0.96%          0.92%         0.88%         0.85%
  Net investment income(S)(S)                                 6.59%           7.83%          8.57%         8.42%         8.26%
Portfolio turnover                                             147%            153%           127%          204%          299%
Net assets at end of year (000 Omitted)                   $176,624        $184,482       $111,791      $100,469       $95,292

(S)The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. Additionally, the investment adviser paid a portion of the fund's operating expenses. If these fees had been incurred by the fund, the net investment income per share and the ratios would have been:
    Net investment income                                   $ 0.39          $ 0.46         $ 0.54        $ 0.55        $ 0.58
    Ratios (to average net assets):
      Expenses##                                              1.40%           1.80%          1.81%         1.83%         1.84%
      Net investment income                                   6.13%           6.99%          7.68%         7.47%         7.24%
     #Per share data are based on average shares outstanding.
    ##Ratios do not reflect expense reductions from certain expense offset arrangements.
   (+)Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S)(S)As required, effective November 1, 2001, the trust has adopted the provisions of the AICPA
      Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting market discount on debt securities. The effect of this change for the year ended
      October 31, 2002 was to decrease net investment income per share and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.05%. Per share, ratios, and supplemental data for periods prior to
      October 31, 2002 have not been restated to reflect this change in presentation.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------------
ENDED OCTOBER 31,                                        2002            2001           2000          1999          1998
-----------------------------------------------------------------------------------------------------------------------------------
                                                           CLASS B
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each year):
Net asset value - beginning of year                         $ 6.39          $ 6.61         $ 7.24        $ 7.27        $ 8.18
                                                            ------          ------         ------        ------        ------

Income from investment operations#(S)(S) -
  Net investment income(S)                                  $ 0.37          $ 0.47         $ 0.55        $ 0.57        $ 0.61
  Net realized and unrealized gain (loss) on
    investments and foreign currency                         (0.19)          (0.17)         (0.59)         0.07         (0.81)
                                                            ------          ------         ------        ------        ------
      Total from investment operations                      $ 0.18          $ 0.30         $(0.04)       $ 0.64        $(0.20)
                                                            ------          ------         ------        ------        ------

Less distributions declared to shareholders -
  From net investment income                                $(0.36)         $(0.45)        $(0.44)       $(0.67)       $(0.58)
  From net realized gain on investments and foreign
    currency transactions                                     --              --             --            --           (0.13)
  From paid-in capital                                       (0.03)          (0.07)         (0.15)         --            --
                                                            ------          ------         ------        ------        ------
      Total distributions declared to shareholders          $(0.39)         $(0.52)        $(0.59)       $(0.67)       $(0.71)
                                                            ------          ------         ------        ------        ------
Net asset value - end of year                               $ 6.18          $ 6.39         $ 6.61        $ 7.24        $ 7.27
                                                            ======          ======         ======        ======        ======
Total return                                                  2.93%           4.71%         (0.67)%        9.10%        (2.84)%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                  1.59%           1.61%          1.56%         1.53%         1.51%
  Net investment income(S)                                    5.95%           7.22%          7.89%         7.77%         7.64%
Portfolio turnover                                             147%            153%           127%          204%          299%
Net assets at end of year (000 Omitted)                   $146,096        $163,299       $137,013      $144,849      $133,872

(S)The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. Additionally, the investment adviser paid a portion of the fund's operating expenses. If these fees had been incurred by the fund, the net investment income per share and the ratios would have been:
    Net investment income                                   $ 0.34          $ 0.42         $ 0.49        $ 0.50        $ 0.53
    Ratios (to average net assets):
      Expenses##                                              2.05%           2.45%          2.45%         2.48%         2.50%
      Net investment income                                   5.49%           6.38%          7.00%         6.82%         6.62%
     #Per share data are based on average shares outstanding.
    ##Ratios do not reflect expense reductions from certain expense offset arrangements.
(S)(S)As required, effective November 1, 2001, the trust has adopted the provisions of the AICPA
      Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting market discount on debt securities. The effect of this change for the year ended
      October 31, 2002 was to decrease net investment income per share and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.05%. Per share, ratios, and supplemental data for periods prior to
      October 31, 2002 have not been restated to reflect this change in presentation.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                        2002            2001           2000          1999          1998
-----------------------------------------------------------------------------------------------------------------------------------
                                                           CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each year):
Net asset value - beginning of year                         $ 6.37          $ 6.59         $ 7.22        $ 7.25        $ 8.16
                                                            ------          ------         ------        ------        ------

Income from investment operations#(S)(S) -
  Net investment income(S)                                  $ 0.37          $ 0.47         $ 0.55        $ 0.57        $ 0.61
  Net realized and unrealized gain (loss) on
    investments and foreign currency                         (0.20)          (0.17)         (0.59)         0.07         (0.81)
                                                            ------          ------         ------        ------        ------
      Total from investment operations                      $ 0.17          $ 0.30         $(0.04)       $ 0.64        $(0.20)
                                                            ------          ------         ------        ------        ------

Less distributions declared to shareholders -
  From net investment income                                $(0.36)         $(0.45)        $(0.44)       $(0.67)       $(0.58)
  From net realized gain on investments and foreign
    currency transactions                                     --              --             --            --           (0.13)
  From paid-in capital                                       (0.03)          (0.07)         (0.15)         --            --
                                                            ------          ------         ------        ------        ------
      Total distributions declared to shareholders          $(0.39)         $(0.52)        $(0.59)       $(0.67)       $(0.71)
                                                            ------          ------         ------        ------        ------
Net asset value - end of year                               $ 6.15          $ 6.37         $ 6.59        $ 7.22        $ 7.25
                                                            ======          ======         ======        ======        ======
Total return                                                  2.78%           4.73%         (0.67)%        9.12%        (2.84)%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                  1.59%           1.61%          1.56%         1.53%         1.51%
  Net investment income(S)                                    5.95%           7.18%          7.90%         7.78%         7.65%
Portfolio turnover                                             147%            153%           127%          204%          299%
Net assets at end of year (000 Omitted)                    $35,952         $40,787        $37,956       $38,808       $42,213

(S)The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. Additionally, the investment adviser paid a portion of the fund's operating expenses. If these fees had been incurred by the fund, the net investment income per share and the ratios would have been:
    Net investment income                                   $ 0.34          $ 0.42         $ 0.49        $ 0.50        $ 0.53
    Ratios (to average net assets):
      Expenses##                                              2.05%           2.45%          2.45%         2.48%         2.50%
      Net investment income                                   5.49%           6.34%          7.01%         6.83%         6.63%
     #Per share data are based on average shares outstanding.
    ##Ratios do not reflect expense reductions from certain expense offset arrangements.
(S)(S)As required, effective November 1, 2001, the trust has adopted the provisions of the AICPA
      Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting market discount on debt securities. The effect of this change for the year ended
      October 31, 2002 was to decrease net investment income per share and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.05%. Per share, ratios, and supplemental data for periods prior to
      October 31, 2002 have not been restated to reflect this change in presentation.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                     2002             2001           2000           1999           1998
-----------------------------------------------------------------------------------------------------------------------------------
                                                        CLASS I
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each year):
Net asset value - beginning of year                      $ 6.47           $ 6.68         $ 7.31         $ 7.33         $ 8.25
                                                         ------           ------         ------         ------         ------

Income from investment operations#(S)(S) -
  Net investment income(S)                               $ 0.44           $ 0.55         $ 0.68         $ 0.65         $ 0.72
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions         (0.21)           (0.17)         (0.65)          0.07          (0.85)
                                                         ------           ------         ------         ------         ------
      Total from investment operations                   $ 0.23           $ 0.38         $ 0.03         $ 0.72         $(0.13)
                                                         ------           ------         ------         ------         ------

Less distributions declared to shareholders -
  From net investment income                             $(0.41)          $(0.51)        $(0.50)        $(0.74)        $(0.66)
  From net realized gain on investments and foreign
    currency transactions                                  --               --             --             --            (0.13)
  From paid-in capital                                    (0.04)           (0.08)         (0.16)          --             --
                                                         ------           ------         ------         ------         ------
      Total distributions declared to shareholders       $(0.45)          $(0.59)        $(0.66)        $(0.74)        $(0.79)
                                                         ------           ------         ------         ------         ------
Net asset value - end of year                            $ 6.25           $ 6.47         $ 6.68         $ 7.31         $ 7.33
                                                         ======           ======         ======         ======         ======
Total return                                               3.75%            5.92%          0.33%         10.25%         (2.00)%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                               0.59%            0.61%          0.60%          0.53%          0.50%
  Net investment income(S)                                 6.93%            8.21%          9.53%          8.77%          8.51%
Portfolio turnover                                          147%             153%           127%           204%           299%
Net assets at end of year (000 Omitted)                 $10,029          $10,249         $7,542           $304           $238

(S)The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. Additionally, the investment adviser paid a portion of the fund's operating expenses. If these fees had been incurred by the fund, the net investment income per share and the ratios would have been:
    Net investment income                                $ 0.41           $ 0.49         $ 0.62         $ 0.58         $ 0.63
    Ratios (to average net assets):
      Expenses##                                           1.05%            1.45%          1.49%          1.48%          1.49%
      Net investment income                                6.47%            7.37%          8.64%          7.82%          7.49%
     #Per share data are based on average shares outstanding.
    ##Ratios do not reflect expense reductions from certain expense offset arrangements.
(S)(S)As required, effective November 1, 2001, the trust has adopted the provisions of the AICPA
      Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting market discount on debt securities. The effect of this change for the year ended
      October 31, 2002 was to decrease net investment income per share and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.05%. Per share, ratios, and supplemental data for periods prior to
      October 31, 2002 have not been restated to reflect this change in presentation.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Strategic Income Fund (the fund) is a non-diversified series of MFS Series Trust VIII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The fund can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions.

The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, and forward foreign currency exchange contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The fund may write call or put options in exchange for a premium. The premium is initially recorded as a liability, which is subsequently adjusted to the current value of the option contract. When a written option expires, the fund realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the fund's management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended October 31, 2002 and October 31, 2001 was as follows:

                                    OCTOBER 31, 2002          OCTOBER 31, 2001
--------------------------------------------------------------------------------
Distributions declared from:
    Ordinary income                      $22,883,052               $24,872,129
    Long-term capital gain                    --                        --
                                         -----------               -----------
                                         $22,883,052               $24,872,129
    Tax return of capital                  2,136,972                 2,023,813
                                         -----------               -----------
Total distributions declared             $25,020,024               $26,895,942
                                         ===========               ===========

During the year ended October 31, 2002, accumulated net investment loss decreased by $1,124,082, accumulated undistributed net realized loss on investments and foreign currency transactions increased by $665,644, and paid-in capital decreased by $458,438 due to differences between book and tax accounting for mortgage-backed securities, currency transactions, and amortization and accretion on debt securities. In addition, $2,136,972 was designated a tax return of capital distribution. This change had no effect on the net assets or net asset value per share.

As of October 31, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income                                    $    --
Undistributed long-term capital gain                                  --
Capital loss carryforward                                         (92,579,836)
Unrealized loss                                                    (3,198,360)
Other temporary differences                                        (2,699,622)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on:

            EXPIRATION DATE
            -----------------------------------------------------------
            October 31, 2005                               $ 8,420,466
            October 31, 2006                                23,128,300
            October 31, 2007                                11,626,162
            October 31, 2008                                 3,849,634
            October 31, 2009                                17,590,678
            October 31, 2010                                27,964,596
                                                           -----------
                Total                                      $92,579,836
                                                           ===========
The availability of a portion of these respective capital loss carryforwards, which were acquired on August 6, 2001, in connection with the MFS Global Governments Fund acquisition, may be limited in a given year.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares, respectively approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.50% of the fund's average daily net assets. Prior to January 1, 2002, the management fee was computed daily and paid monthly at an annual rate of 0.50% of the fund's average daily net assets and 7.14% of investment income. The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations. The investment adviser has voluntarily agreed to pay the fund's operating expenses exclusive of management and distribution fees such that the fund's aggregate expenses do not exceed 0.08% of its average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

The fund pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). On January 1, 2002, the Trustees terminated the Independent Trustee unfunded defined benefit plan for active Trustees and converted it to an unfunded retirement benefit deferral plan for active Trustees. Under the new plan, the unfunded pension liability was converted into an equivalent value of notional shares of the fund that will fluctuate with the performance of the fund. Included in Trustees' compensation is a one-time plan transition expense of $9,001 and a net decrease of $237 as a result of the change in the fund's pension liability under this plan for the year ended October 31, 2002.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $268,347 for the year ended October 31, 2002, as its portion of the sales charge on sales of Class A shares of the fund, respectively. The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD an annual percentage of its average daily net assets attributable to certain share classes in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD based on the average daily net assets of accounts attributable to such dealers. These fees are calculated based on each class' average daily net assets. The maximum distribution and service fees for each class of shares are as follows:

                                     CLASS A          CLASS B          CLASS C
--------------------------------------------------------------------------------
Distribution Fee                       0.10%            0.75%            0.75%
Service Fee                            0.25%            0.25%            0.25%
                                       -----            -----            -----
Total Distribution Plan                0.35%            1.00%            1.00%
                                       =====            =====            =====

MFD retains the service fee for accounts not attributable to a securities dealer, which for the year ended October 31, 2002, amounted to:

                                     CLASS A          CLASS B          CLASS C
--------------------------------------------------------------------------------
Service Fee Retained by MFD          $20,279          $ 7,835          $11,816

Fees incurred under the distribution plan during the year ended October 31, 2002, were as follows:

                                     CLASS A          CLASS B          CLASS C
--------------------------------------------------------------------------------
Total Distribution Plan                0.35%            1.00%            1.00%

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended October 31, 2002, were as follows:

                                           CLASS A       CLASS B       CLASS C
--------------------------------------------------------------------------------
Contingent Deferred Sales Charges Imposed   $2,012      $348,577        $5,396

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                 PURCHASES             SALES
--------------------------------------------------------------------------------
U.S. government securities                    $210,036,419      $258,933,880
                                              ------------      ------------
Investments (non-U.S. government securities)  $328,701,317      $315,518,825
                                              ============      ============

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                            $373,450,823
                                                          ------------
Gross unrealized appreciation                             $ 13,706,455
Gross unrealized depreciation                              (16,868,864)
                                                          ------------
    Net unrealized depreciation                           $ (3,162,409)
                                                          ============

(5) Shares of Beneficial InterestThe fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares

                                          YEAR ENDED OCTOBER 31, 2002          YEAR ENDED OCTOBER 31, 2001
                                     --------------------------------    ---------------------------------
                                            SHARES             AMOUNT            SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                              6,952,138        $43,689,546         7,012,990        $47,035,750
Shares issued in connection
  with acquisition of MFS Global
  Governments Fund                           --               --              9,846,518         63,608,508
Shares issued to shareholders in
  reinvestment of distributions          1,370,803          8,618,359         1,181,563          7,759,168
Shares reacquired                       (8,601,396)       (53,875,155)       (6,226,071)       (41,171,631)
                                        ----------        -----------        ----------        -----------
  Net increase (decrease)                 (278,455)       $(1,567,250)       11,815,000        $77,231,795
                                        ==========        ===========        ==========        ===========

Class B shares

                                          YEAR ENDED OCTOBER 31, 2002          YEAR ENDED OCTOBER 31, 2001

                                     --------------------------------    ---------------------------------
                                            SHARES             AMOUNT            SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                              4,266,529       $ 26,481,564         5,346,517        $35,615,293
Shares issued in connection
  with acquisition of MFS Global
  Governments Fund                           --               --              3,737,554         23,920,347
Shares issued to shareholders in
  reinvestment of distributions            947,374          5,894,289         1,135,734          7,402,342
Shares reacquired                       (7,102,808)       (44,135,182)       (5,412,051)       (35,250,255)
                                        ----------        -----------        ----------        -----------
  Net increase (decrease)               (1,888,905)      $(11,759,329)        4,807,754        $31,687,727
                                        ==========       ============        ==========        ===========

Class C shares

                                          YEAR ENDED OCTOBER 31, 2002          YEAR ENDED OCTOBER 31, 2001

                                     --------------------------------    ---------------------------------
                                            SHARES             AMOUNT            SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                              1,293,882        $ 8,018,284         1,962,420        $13,037,837
Shares issued in connection
  with acquisition of MFS Global
  Governments Fund                           --               --                311,456          1,987,092
Shares issued to shareholders in
  reinvestment of distributions            244,212          1,513,965           300,510          1,953,610
Shares reacquired                       (2,097,550)       (12,980,821)       (1,932,570)       (12,598,504)
                                        ----------        -----------        ----------        -----------
  Net increase (decrease)                 (559,456)       $(3,448,572)          641,816        $ 4,380,035
                                        ==========        ===========        ==========        ===========

Class I shares

                                          YEAR ENDED OCTOBER 31, 2002          YEAR ENDED OCTOBER 31, 2001

                                     --------------------------------    ---------------------------------
                                            SHARES             AMOUNT            SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                                616,584        $ 3,879,162           924,915        $ 6,183,245
Shares issued in connection
  with acquisition of MFS Global
  Governments Fund                           --               --                188,256          1,218,016
Shares issued to shareholders in
  reinvestment of distributions            105,719            665,382           117,832            776,374
Shares reacquired                         (703,212)        (4,415,386)         (774,857)        (5,127,917)
                                        ----------        -----------        ----------        -----------
  Net increase                              19,091        $   129,158           456,146        $ 3,049,718
                                        ==========        ===========        ==========        ===========


(6) Line of CreditThe fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended October 31, 2002, was $3,728. The fund had no borrowings during the year.

(7) Financial Instruments
The fund trades financial instruments with off- balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options and forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts

                                                                                                       NET
                                                                                                UNREALIZED
                                    CONTRACTS TO                            CONTRACTS         APPRECIATION
       SETTLEMENT DATE           DELIVER/RECEIVE    IN EXCHANGE FOR          AT VALUE       (DEPRECIATION)
----------------------------------------------------------------------------------------------------------
Sales
       12/16/02                DKK    27,553,901        $ 3,596,833       $ 3,654,467           $ (57,634)
       12/16/02                EUR     7,292,535          7,169,513         7,188,419             (18,906)
       12/16/02                GBP     5,201,036          8,030,399         8,106,076             (75,677)
       12/16/02                NZD       129,085             60,004            62,344              (2,340)
       12/16/02                SEK    10,600,000          1,116,589         1,150,697             (34,108)
                                                        -----------       -----------           ---------
                                                        $19,973,338       $20,162,003           $(188,665)
                                                        ===========       ===========           =========
Purchases
       12/16/02                GBP     2,835,291        $ 4,384,614       $ 4,418,944           $  34,330
       12/16/02                SEK     9,488,405          1,027,584         1,030,027               2,443
                                                        -----------       -----------           ---------
                                                        $ 5,412,198       $ 5,448,971           $  36,773
                                                        ===========       ===========           =========

At October 31, 2002, forward foreign currency purchases and sales under master netting agreements excluded above amounted to net payables of $591,840 with DB Clearing Services and $80,038 with Merrill Lynch.

At October 31, 2002, the fund had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Restricted SecuritiesThe fund may invest not more than 15% of its total assets in securities which are subject to legal or contractual restrictions on resale. At October 31, 2002, the fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting less than 1% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith at the direction of the Trustees.

DESCRIPTION               DATE OF ACQUISITION          SHARE        COST       VALUE
-----------------------------------------------------------------------------------------
Atlantic Gulf Communities
  Corp.                     9/21/89 - 9/25/95            100        $ --           $0
DLJ Mortgage Acceptance Corp.    4/06/01           3,092,569    $2,586,718     $3,000,491

(9) Change in Accounting PrincipleAs required, effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting market discount on debt securities. Prior to November 1, 2001, the fund did not amortize premium nor accrete market discount on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $289,216 reduction in cost of securities and a corresponding $289,216 increase in net unrealized depreciation, based on securities held by the fund on November 1, 2001.

The effect of this change for the year ended October 31, 2002 was to decrease net investment income by $7,632, increase net unrealized depreciation by $196,211, and decrease net realized losses by $203,843. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust VIII and Shareholders of MFS Strategic Income Fund:

We have audited the accompanying statement of assets and liabilities of MFS Strategic Income Fund (the Fund), including the portfolio of investments, as of October 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Strategic Income Fund at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                               Ernst & Young LLP

Boston, Massachusetts
December 6, 2002

--------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

   IN JANUARY 2003, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2002.

   FOR THE YEAR ENDED OCTOBER 31, 2002, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR
   CORPORATIONS IS 0.73%.

MFS(R) STRATEGIC INCOME FUND

The following tables present certain information regarding the Trustees and officers of MFS Series Trust VIII, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

             NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman                                                 Private investor; Rockefeller Financial Services,
Massachusetts Financial Services Company, Chairman       Inc. (investment advisers), Chairman and Chief
                                                         Executive Officer
JOHN W. BALLEN* (born 09/12/59) Trustee and
President                                                LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company, Chief          Hemenway & Barnes (attorneys), Partner
Executive Officer and Director
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee                  Private investor; Harvard University Graduate
Massachusetts Financial Services Company, Chief          School of Business Administration, Class of 1961,
Investment Officer, President and Director               Adjunct Professor in Entrepreneurship Emeritus;
                                                         CBL & Associates Properties, Inc. (real estate
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           investment trust), Director
Brigham and Women's Hospital, Chief of Cardiac
Surgery; Harvard Medical School, Professor of            J. DALE SHERRATT (born 09/23/38) Trustee
Surgery                                                  Insight Resources, Inc. (acquisition planning
                                                         specialists), President; Wellfleet Investments
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)       (investor in health care companies), Managing
Trustee                                                  General Partner (since 1993); Cambridge
Edmund Gibbons Limited (diversified holding              Nutraceuticals (professional nutritional
company), Chief Executive Officer; Colonial              products), Chief Executive Officer (until May
Insurance Company Ltd., Director and Chairman;           2001); Paragon Trade Brands, Inc. (disposable
Bank of Butterfield, Chairman (until 1997)               consumer products), Director

WILLIAM R. GUTOW (born 09/27/41) Trustee                 ELAINE R. SMITH (born 04/25/46) Trustee
Private investor and real estate consultant;             Independent health care industry consultant
Capitol Entertainment Management Company (video
franchise), Vice Chairman                                WARD SMITH (born 09/13/30) Trustee
                                                         Private investor; Sundstrand Corporation
J. ATWOOD IVES (born 05/01/36) Trustee                   (manufacturer of highly engineered products for
Private investor; KeySpan Corporation (energy            industrial and aerospace applications), Director
related services), Director; Eastern Enterprises         (until June 1999)
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)


(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               RICHARD M. HISEY (born 08/29/58) Treasurer
Chairman                                                 Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Chairman       Vice President (since July 2002); The Bank of New
                                                         York, Senior Vice President (September 2000 to
JOHN W. BALLEN (born 9/12/59) Trustee and                July 2002); Lexington Global Asset Managers, Inc.,
President                                                Executive Vice President and General Manager
Massachusetts Financial Services Company, Chief          (prior to September 2000)
Executive Officer and Director
                                                         ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Massachusetts Financial Services Company, Vice
Secretary and Assistant Clerk                            President
Massachusetts Financial Services Company, Senior
Vice President and Associate General Counsel             JAMES O. YOST (born 06/12/60) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Senior
STEPHEN E. CAVAN (born 11/06/53) Secretary and           Vice President
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

ROBERT R. FLAHERTY (born 09/18/63) Assistant
Treasurer
Massachusetts Financial Services Company, Vice
President (since August 2000); UAM Fund Services,
Senior Vice President (prior to August 2000)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Gutow, Ives, Perera and Poorvu, and Ms. Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr.
Parke has served as Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGER                                        individuals, call toll free: 1-800-637-6576 any
Bernard Scozzafava+                                      business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
CUSTODIANS                                               with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110                    For share prices, account balances, exchanges or
                                                         stock and bond outlooks, call toll free:
The Chase Manhattan Bank                                 1-800-MFS-TALK (1-800-637-8255) anytime from a
One Chase Manhattan Plaza                                touch-tone telephone.
New York, NY 10081
                                                         WORLD WIDE WEB
AUDITORS                                                 www.mfs.com
Ernst & Young, LLP

INVESTOR INFORMATION
For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).

+  MFS Investment Management

MFS(R) STRATEGIC INCOME FUND                                  --------------
                                                                 PRSRT STD
[MFS LOGO]                                                     U.S. POSTAGE
INVESTMENT MANAGEMENT                                              PAID
                                                                    MFS
500 Boylston Street                                           --------------
Boston, MA 02116-3741




(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

                                                                 MSI-2 12/02 38M